SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2013
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

     References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 7.01	Regulation FD Disclosure	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 99.1	General Finance Corporation Revised Investor Presentation Through the Quarter Ended March 31, 2013

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Item 7.01 Regulation FD Disclosure

GFN is furnishing the investor presentation attached as Exhibit 99.1 to this Current Report, which it may use from time to time in presentations to investors and other interested parties. The investor presentation was originally filed on May 21, 2013. The revised investor presentation is attached hereto as Exhibit 99.1. The revised investor presentation presents a revised reconciliation of Royal Wolf’s operating income to adjusted EBITDA which supersedes the comparable reconciliation on page 28 of the investor presentation filed on May 21, 2013. The presentation will also be posted on the Company’s website.

In accordance with general instruction B.2 to Form 8-K, information in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

Exhibit:

99.1           General Finance Corporation Revised Investor Presentation Through the Quarter Ended March 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: May 29, 2013	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	General Finance Corporation Revised Investor Presentation Through the Quarter Ended March 31, 2013

3